(2_FIDELITY_LOGOS)FIDELITY

EXCHANGE
FUND
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     16   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    20   Notes to the financial statements.

REPORT OF INDEPENDENT    23   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although stocks managed to post solid returns throughout 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history. These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996          PAST 1   PAST 5    PAST 10
                                         YEAR     YEARS     YEARS

Exchange                                 21.00%   91.77%    297.25%

S&P 500(registered trademark)            22.96%   103.09%   314.99%

Growth and Income Funds Average          20.78%   92.43%    246.71%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stock prices. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of 522 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past one year. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

Exchange                           21.00%   13.91%   14.79%

S&P 500                            22.96%   15.22%   15.27%

Growth and Income Funds Average    20.78%   13.87%   13.13%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970115 133522 S00000000000001
             Exchange                    SP Standard & Poor 500
             00033                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11364.36                    11347.00
  1987/02/28      11988.37                    11795.21
  1987/03/31      12192.88                    12136.09
  1987/04/30      11927.14                    12028.08
  1987/05/31      12046.15                    12132.72
  1987/06/30      12690.12                    12745.42
  1987/07/31      13311.25                    13391.62
  1987/08/31      13732.53                    13891.12
  1987/09/30      13413.02                    13586.91
  1987/10/31      10629.62                    10660.29
  1987/11/30       9778.13                     9781.88
  1987/12/31      10506.73                    10526.28
  1988/01/31      10892.18                    10969.44
  1988/02/29      11473.84                    11480.61
  1988/03/31      11107.22                    11125.86
  1988/04/30      11136.07                    11249.36
  1988/05/31      11130.98                    11347.23
  1988/06/30      11520.57                    11868.07
  1988/07/31      11405.40                    11822.97
  1988/08/31      11200.84                    11420.99
  1988/09/30      11627.15                    11907.52
  1988/10/31      12139.40                    12238.55
  1988/11/30      12034.55                    12063.54
  1988/12/31      12228.63                    12274.65
  1989/01/31      12948.17                    13173.16
  1989/02/28      12704.82                    12845.14
  1989/03/31      13008.62                    13144.44
  1989/04/30      13708.38                    13826.63
  1989/05/31      14214.48                    14386.61
  1989/06/30      14152.01                    14304.61
  1989/07/31      15445.61                    15596.31
  1989/08/31      15538.01                    15902.00
  1989/09/30      15434.52                    15836.80
  1989/10/31      15192.43                    15469.39
  1989/11/30      15591.60                    15784.96
  1989/12/31      15840.51                    16163.80
  1990/01/31      14797.90                    15079.21
  1990/02/28      14924.28                    15273.73
  1990/03/31      15323.15                    15678.49
  1990/04/30      15015.11                    15286.53
  1990/05/31      16681.70                    16776.96
  1990/06/30      16713.71                    16662.88
  1990/07/31      16601.79                    16609.56
  1990/08/31      15210.81                    15108.05
  1990/09/30      14503.33                    14372.29
  1990/10/31      14389.42                    14310.49
  1990/11/30      15298.75                    15234.95
  1990/12/31      15762.94                    15660.00
  1991/01/31      16281.73                    16342.78
  1991/02/28      17481.17                    17511.29
  1991/03/31      17952.23                    17935.06
  1991/04/30      17892.06                    17978.11
  1991/05/31      18672.32                    18754.76
  1991/06/30      17761.69                    17895.79
  1991/07/31      18668.56                    18729.74
  1991/08/31      19067.42                    19173.63
  1991/09/30      18704.25                    18853.43
  1991/10/31      19063.22                    19106.07
  1991/11/30      18467.04                    18336.09
  1991/12/31      20715.15                    20433.74
  1992/01/31      20262.51                    20053.67
  1992/02/29      20617.39                    20314.37
  1992/03/31      20222.13                    19918.24
  1992/04/30      20600.39                    20503.84
  1992/05/31      20725.77                    20604.31
  1992/06/30      20203.19                    20297.30
  1992/07/31      21146.12                    21127.46
  1992/08/31      20864.74                    20694.35
  1992/09/30      20950.66                    20938.54
  1992/10/31      21139.67                    21011.83
  1992/11/30      21784.04                    21728.33
  1992/12/31      21685.56                    21995.59
  1993/01/31      21516.76                    22180.35
  1993/02/28      21582.53                    22482.00
  1993/03/31      22077.97                    22956.37
  1993/04/30      21646.10                    22400.83
  1993/05/31      22196.35                    23001.17
  1993/06/30      22210.76                    23067.88
  1993/07/31      21798.51                    22975.60
  1993/08/31      22594.20                    23846.38
  1993/09/30      22405.81                    23662.76
  1993/10/31      23077.38                    24152.58
  1993/11/30      22758.22                    23923.13
  1993/12/31      23103.88                    24212.60
  1994/01/31      23476.89                    25035.83
  1994/02/28      22927.51                    24357.36
  1994/03/31      21988.78                    23295.38
  1994/04/30      22359.75                    23593.56
  1994/05/31      22730.72                    23980.49
  1994/06/30      22155.70                    23392.97
  1994/07/31      22855.50                    24160.26
  1994/08/31      23841.16                    25150.83
  1994/09/30      23612.47                    24534.64
  1994/10/31      24234.51                    25086.67
  1994/11/30      23804.57                    24173.01
  1994/12/31      24179.89                    24531.50
  1995/01/31      25057.91                    25167.60
  1995/02/28      25916.91                    26148.38
  1995/03/31      26354.72                    26920.02
  1995/04/30      27199.24                    27712.81
  1995/05/31      28216.01                    28820.49
  1995/06/30      28813.81                    29489.99
  1995/07/31      29770.80                    30467.88
  1995/08/31      29439.72                    30544.36
  1995/09/30      30838.97                    31833.33
  1995/10/31      30974.30                    31719.68
  1995/11/30      32259.96                    33112.18
  1995/12/31      32829.68                    33749.92
  1996/01/31      34029.79                    34898.76
  1996/02/29      34563.98                    35222.28
  1996/03/31      34927.42                    35561.47
  1996/04/30      35344.53                    36085.64
  1996/05/31      36327.55                    37016.29
  1996/06/30      36547.06                    37157.32
  1996/07/31      34673.23                    35515.71
  1996/08/31      35398.66                    36264.74
  1996/09/30      37422.50                    38305.72
  1996/10/31      37835.63                    39362.19
  1996/11/30      40548.01                    42337.58
  1996/12/31      39727.07                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970115 133526 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $39,725
- a 297.25% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $41,499 - a 314.99% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Paced by the robust performance
of blue chip stocks, the U.S. stock
market posted strong gains for
the year that ended December
31, 1996. The Standard & Poor's
500 Index returned 22.96%
during the period - well above its
long-term average of about 12%.
The stock market spent much of
the past year breaking price and
trading volume records. Solid
corporate earnings reports, large
cash inflows into mutual funds,
widespread optimism and a
generally favorable interest rate
environment propelled share
prices higher. Large capitalization
stocks thrived as investors
sought their lower volatility and
higher degree of liquidity over
smaller cap stocks in an
environment where it was
sometimes difficult to discern the
health of the economy. While
short-term confusion over the
direction of interest rates created
a volatile backdrop in the summer
months, stocks rallied again
when the Federal Reserve Board
left short-term interest rates
unchanged and it appeared
inflation would not be an issue for
the remainder of 1996. The Dow
Jones Industrial Average closed
above 6500 for the first time in
November. Stock markets ended
the year on an up note after
experiencing some volatility
sparked by comments by Fed
Chairman Alan Greenspan in
December about the market's
exuberance.
An interview with Jonathan F. Weed, Portfolio Manager of Fidelity Exchange
Fund
Q. JAY, HOW HAS THE FUND PERFORMED?
A. For the 12 months that ended December 31, 1996, the fund had a total return of 21.00%. To compare, the Standard & Poor's 500 Index posted a return of 22.96% over the same period. In addition, the fund's performance beat the growth and income funds average return of 20.78% for 1996.
Q. WHAT FACTORS HELPED THE FUND'S PERFORMANCE?
A. The main reason behind the fund's strong performance was that the market favored the type of stock found in this fund, namely steady growth companies. As a result, the performance of individual stocks helped propel the fund's returns. Most noteworthy on the sector level was that the fund had less invested in the utilities sector than the S&P 500. This sector generally moves in close concert with bonds, which underperformed stocks by a large margin. Utilities stocks also suffered from uncertainty over the impact of deregulation in the sector. As an added plus, the stocks the fund did own in the utilities sector actually performed relatively well. In addition, the fund's nondurables and health investments performed better than the stocks from those sectors included in the S&P 500.
Q. LET'S TAKE A LOOK AT THE FUND'S STOCKS, FOCUSING IN ON THOSE THAT CONTRIBUTED MOST TO THE FUND'S RETURN . . .
A. Gillette and Coca-Cola made two of the strongest contributions to the fund's performance. They're nondurables stocks, and this sector really benefited from the attractiveness of the steady earnings growth that nondurables stocks tend to post in many economic environments. For example, demand for the kinds of products Coca-Cola and Gillette offer tends to remain steady, while demand for other products such as automobiles tend to be cyclical, or more dependent on the stimulus provided by a strong economy. Five health stocks - Bristol-Myers Squibb, Pfizer, American Home Products, Johnson & Johnson and Schering-Plough - also benefited from investors' interest in stocks that could post steady earnings growth in 1996's uncertain economic environment.
Q. WHAT WERE SOME OF THE OTHER STOCKS THAT HELPED PERFORMANCE?
A. American Express was one. It, along with many other finance stocks, benefited from a generally positive interest rate environment, as well as from a good response to the company's new charge card products. Solid business prospects, along with merger and acquisition activity among companies involved in defense and aerospace, helped General Electric. Hewlett-Packard also performed well, due to strong demand for its products.
Q. WERE THERE SOME AREAS OF THE FUND THAT PROVED TO BE WEAK PERFORMERS IN
1996?
A. The fund's investments in technology - the S&P 500's top-performing sector in 1996 - didn't perform as well as the technology stocks that helped make up the index. And, while the fund's finance stocks performed well, they didn't perform as well as the finance stocks in the index. In fact, finance proved to be one of the better-performing sectors of the index, but the fund was underweighted in finance relative to the S&P. The fund's aerospace and defense investments also performed poorly compared to those in the index. In terms of specific stocks, two that stumbled were Darden Restaurants and Viacom. Darden suffered from operations problems in its Red Lobster chain, and Viacom was hurt by sluggish revenues in its Blockbuster Video franchise.
Q. WHAT'S YOUR OUTLOOK AS WE ENTER 1997?
A. In 1996, stock prices outpaced earnings increases. This situation leaves valuations at very high levels. While there is no one factor that looks like trouble for the market, history teaches us that problems eventually do arise. Any one of several factors could provide a shock to the market, resulting in normal but unpredictable market volatility and/or a decline. On the other hand, it is possible that we go another 12 months in the "Goldilocks" scenario, with everything falling into place to provide stock investors with moderate positive returns. It is unlikely that the market will let stocks go to even more extreme valuations, so any increase in stock prices would have to be supported by further increases in earnings. In the meantime, earnings disappointments are hitting specific issues hard. And again, any kind of shock - an inflation increase in particular, because it could lead to a new valuation of the stock market based on higher discount rates, possible Federal Reserve short-term rate increases and higher interest expense for corporations - could derail the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1996
                               % OF FUND'S   % OF FUND'S INVESTMENT
                               INVESTMENTS   S
                                             IN THESE STOCKS
                                             6 MONTHS AGO

Hewlett-Packard Co.            4.2           4.5

Gillette Co.                   4.1           3.4

General Electric Co.           3.8           3.4

Disney (Walt) Co.              3.6           3.4

Schering-Plough Corp.          3.1           3.1

American Home Products Corp.   2.9           3.2

McDonald's Corp.               2.6           3.0

Bristol-Myers Squibb Co.       2.6           2.2

Pfizer, Inc.                   2.5           2.2

Coca-Cola Co. (The)            2.2           3.0

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                  % OF FUND'S   % OF FUND'S INVESTMENT
                  INVESTMENTS   S
                                IN THESE MARKET SECTORS
                                6 MONTHS AGO

Nondurables       17.2          17.6

Health            17.0          17.8

Media & Leisure   12.9          13.1

Energy            10.6          9.8

Technology        7.9           8.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1996 * AS OF JUNE 30, 1996 **
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 45.0
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 1, Value: 4.0
Row: 1, Col: 2, Value: 45.6
Row: 1, Col: 3, Value: 50.0
Stocks 94.9%
Short-term
investments 5.1%
FOREIGN
INVESTMENTS 1.0%
Stocks 95.6%
Short-term
investments 4.4%
FOREIGN
INVESTMENTS 1.8%
*
**
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.9%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.5%
DEFENSE ELECTRONICS - 1.5%
Raytheon Co.   80,000 $ 3,850,000
BASIC INDUSTRIES - 2.2%
CHEMICALS & PLASTICS - 2.2%
Air Products & Chemicals, Inc.   47,634  3,292,700
Cabot Corp.   95,800  2,406,975
  5,699,675
CONGLOMERATES - 0.7%
United Technologies Corp.   27,372  1,806,552
DURABLES - 2.6%
AUTOS, TIRES, & ACCESSORIES - 1.7%
Dana Corp.   80,670  2,631,859
General Motors Corp.   30,000  1,672,500
  4,304,359
CONSUMER DURABLES - 0.9%
Minnesota Mining & Manufacturing Co.   30,000  2,486,250
TOTAL DURABLES   6,790,609
ENERGY - 10.6%
ENERGY SERVICES - 2.7%
Dresser Industries, Inc.   40,000  1,240,000
Halliburton Co.   50,700  3,054,675
Schlumberger Ltd.   26,919  2,688,535
  6,983,210
OIL & GAS - 7.9%
Amoco Corp.   40,000  3,220,000
Chevron Corp.   60,000  3,900,000
Exxon Corp.   47,900  4,694,200
Kerr-McGee Corp.   13,480  970,560
Mobil Corp.   36,000  4,401,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Royal Dutch Petroleum Co. ADR  15,000 $ 2,561,250
Union Pacific Resources Group, Inc.   16,168  472,914
  20,219,924
TOTAL ENERGY   27,203,134
FINANCE - 4.6%
CREDIT & OTHER FINANCE - 2.1%
American Express Co.   94,788  5,355,522
INSURANCE - 2.3%
General Re Corp.   23,360  3,685,040
Highlands Insurance Group, Inc. (a)  5,070  102,668
Torchmark Corp.   41,616  2,101,608
  5,889,316
SECURITIES INDUSTRY - 0.2%
Lehman Brothers Holdings, Inc.   18,357  575,951
TOTAL FINANCE   11,820,789
HEALTH - 17.0%
DRUGS & PHARMACEUTICALS - 13.1%
American Home Products Corp.   129,034  7,564,618
Bristol-Myers Squibb Co.   60,584  6,588,510
Lilly (Eli) & Co.   34,854  2,544,342
Merck & Co., Inc.   33,619  2,664,306
Pfizer, Inc.   76,880  6,371,430
Schering-Plough Corp.   124,340  8,051,015
  33,784,221
MEDICAL EQUIPMENT & SUPPLIES - 3.9%
Becton, Dickinson & Co.   64,000  2,776,000
Guidant Corp.   30,799  1,755,543
Johnson & Johnson  111,995  5,571,751
  10,103,294
TOTAL HEALTH   43,887,515
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.1%
ELECTRICAL EQUIPMENT - 4.5%
General Electric Co.   98,534 $ 9,742,549
General Signal Corp.   40,000  1,710,000
  11,452,549
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Parker-Hannifin Corp.   113,905  4,413,819
Stanley Works (The)  28,748  776,196
  5,190,015
POLLUTION CONTROL - 0.6%
WMX Technologies, Inc.   50,000  1,631,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   18,273,814
MEDIA & LEISURE - 12.9%
BROADCASTING - 0.3%
Cox Communications, Inc. Class A (a)  37,488  866,910
ENTERTAINMENT - 3.9%
Disney (Walt) Co.   134,440  9,360,385
Viacom, Inc. Class B (non-vtg.) (a)  15,283  532,995
  9,893,380
PUBLISHING - 5.9%
Gannett Co., Inc.   55,214  4,134,148
Harcourt General, Inc.   40,000  1,845,000
Knight-Ridder, Inc.   64,400  2,463,300
McGraw-Hill, Inc.   69,512  3,206,241
Media General, Inc. Class A  24,382  737,556
Times Mirror Co. Class A  55,902  2,781,125
  15,167,370
RESTAURANTS - 2.8%
Darden Restaurants, Inc.   50,000  437,500
Dave & Busters, Inc. (a)   4,900  98,613
McDonald's Corp.   146,580  6,632,745
  7,168,858
TOTAL MEDIA & LEISURE   33,096,518
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - 17.2%
BEVERAGES - 4.0%
Anheuser-Busch Companies, Inc.   114,134 $ 4,565,360
Coca-Cola Co. (The)  107,628  5,663,924
  10,229,284
FOODS - 3.7%
General Mills, Inc.   42,400  2,687,100
Ralston Purina Group  35,298  2,589,991
Sara Lee Corp.   111,000  4,134,750
  9,411,841
HOUSEHOLD PRODUCTS - 7.6%
Colgate-Palmolive Co.   49,900  4,603,275
Gillette Co.   134,344  10,445,246
International Flavors & Fragrances, Inc.   22,447  1,010,115
Procter & Gamble Co.   33,350  3,585,125
  19,643,761
TOBACCO - 1.9%
Philip Morris Companies, Inc.   44,150  4,972,394
TOTAL NONDURABLES   44,257,280
RETAIL & WHOLESALE - 2.5%
APPAREL STORES - 0.2%
Payless ShoeSource, Inc. (a)  13,140  492,750
GENERAL MERCHANDISE STORES - 1.5%
May Department Stores Co. (The)  82,126  3,839,391
GROCERY STORES - 0.8%
Supervalu, Inc.   76,080  2,158,770
TOTAL RETAIL & WHOLESALE   6,490,911
SERVICES - 1.6%
PRINTING - 1.3%
Harland (John H.) Co.   100,000  3,300,000
SERVICES - 0.3%
Jostens, Inc.   33,307  703,610
TOTAL SERVICES   4,003,610
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - 7.9%
COMPUTERS & OFFICE EQUIPMENT - 4.7%
Hewlett-Packard Co.   215,778 $ 10,842,845
International Business Machines Corp.   9,097  1,373,647
  12,216,492
ELECTRONICS - 2.0%
Motorola, Inc.   81,906  5,026,981
PHOTOGRAPHIC EQUIPMENT - 1.2%
Eastman Kodak Co.   36,242  2,908,421
Imation Corp. (a)  3,000  84,375
  2,992,796
TOTAL TECHNOLOGY   20,236,269
TRANSPORTATION - 0.4%
RAILROADS - 0.4%
Union Pacific Corp.   19,090  1,147,786
UTILITIES - 6.1%
CELLULAR - 0.1%
360 Degrees Communications Co. (a)  16,666  385,401
ELECTRIC UTILITY - 3.5%
Central Louisiana Electric Co., Inc.   45,500  1,256,934
Duke Power Co.   50,000  2,312,500
Edison International  80,000  1,590,000
Hawaiian Electric Industries, Inc.   40,000  1,445,000
PacifiCorp.   55,400  1,135,700
Potomac Electric Power Co.   49,800  1,282,350
  9,022,484
GAS - 0.7%
Williams Companies, Inc.   46,020  1,725,750
TELEPHONE SERVICES - 1.8%
MCI Communications Corp.   80,000  2,615,000
Sprint Corp.   50,000  1,993,750
  4,608,750
TOTAL UTILITIES   15,742,385
TOTAL COMMON STOCKS
(Cost $22,748,925)   244,306,847
CONVERTIBLE PREFERRED STOCKS - 0.0%
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 0.0%
PUBLISHING - 0.0%
Times Mirror Co. Series B $1.374 (Cost $7)  79 $ 2,202
CASH EQUIVALENTS - 5.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 6.75%, dated
12/31/96 due 1/2/97  $ 13,036,887  13,032,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $35,780,932)  $ 257,341,049
LEGEND
1. Non-income producing
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $35,780,932. Net unrealized appreciation aggregated $221,560,117, of which $221,562,215 related to appreciated investment securities and $2,098 related to depreciated investment securities.
The fund hereby designates approximately $1,239,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase                 $ 257,341,049
agreements of $13,032,000) (cost $35,780,932) -
See accompanying schedule

Cash                                                                      989

Receivable for investments sold                                           198,488

Dividends receivable                                                      372,650

 TOTAL ASSETS                                                             257,913,176

LIABILITIES

Payable for fund shares redeemed                            $ 200,783

Distributions payable                                        2,407,033

Accrued management fee                                       116,884

Other payables and accrued expenses                          52,882

 TOTAL LIABILITIES                                                        2,777,582

NET ASSETS                                                               $ 255,135,594

Net Assets consist of:

Paid in capital                                                          $ 33,595,049

Distributions in excess of net investment income                          (19,184)

Accumulated undistributed net realized gain (loss)                        (388)
on investments

Net unrealized appreciation (depreciation) on                             221,560,117
investments

NET ASSETS, for 1,600,675 shares outstanding                             $ 255,135,594

NET ASSET VALUE, offering price and redemption price                      $159.39
per share ($255,135,594 (divided by) 1,600,675 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                        $ 5,193,093
Dividends

Interest                                                                  612,711

 TOTAL INCOME                                                             5,805,804

EXPENSES

Management fee                                             $ 1,331,711

Transfer agent fees                                         187,355

Accounting fees and expenses                                931

Non-interested trustees' compensation                       940

Custodian fees and expenses                                 9,068

Registration fees                                           250

Audit                                                       36,456

Legal                                                       1,230

Miscellaneous                                               2,852

 Total expenses before reductions                           1,570,793

 Expense reductions                                         (7,556)       1,563,237

NET INVESTMENT INCOME                                                     4,242,567

REALIZED AND UNREALIZED GAIN (LOSS)                                       20,766,828
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                   21,986,686
investment securities

NET GAIN (LOSS)                                                           42,753,514

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 46,996,081
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                              1996            1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                    $ 4,242,567     $ 4,285,052
Net investment income

 Net realized gain (loss)                                      20,766,828      9,418,924

 Change in net unrealized appreciation (depreciation)          21,986,686      49,618,997

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               46,996,081      63,322,973
FROM OPERATIONS

Distributions to shareholders                                  (4,266,891)     (4,271,960)
From net investment income

 From net realized gain                                        (1,239,290)     (3,033,709)

 TOTAL DISTRIBUTIONS                                           (5,506,181)     (7,305,669)

Share  transactions

 Reinvestment of distributions                                 1,612,084       2,033,251

 Cost of shares redeemed                                       (20,734,887)    (10,880,904)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               (19,122,803)    (8,847,653)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                      22,367,097      47,169,651

NET ASSETS

 Beginning of period                                           232,768,497     185,598,846

 End of period (including under (over) distribution of net    $ 255,135,594   $ 232,768,497
investment income of $(19,184) and $5,140,
respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of distributions                       10,325          17,703

 Redeemed                                                      (139,053)       (95,116)

 Net increase (decrease)                                       (128,728)       (77,413)


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED DECEMBER 31,

                                  1996                       1995        1994        1993 B      1992

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 134.59                   $ 102.72    $ 102.20    $ 98.92     $ 97.48
of period

Income from Investment
Operations

 Net investment income             2.59                       2.45        2.56        2.26        2.19

 Net realized and unrealized       25.58                      33.59       2.12        4.14        2.34
 gain (loss)

 Total from                        28.17                      36.04       4.68        6.40        4.53
 investment operations



Less Distributions

 From net investment income        (2.60)                     (2.45)      (2.42)      (2.26)      (2.23)

 In excess of net                  -                          -           -           (.09)       -
 investment income

 From net realized gain            (.77)                      (1.72)      (1.74)      (.77)       (.86)

 Total distributions               (3.37)                     (4.17)      (4.16)      (3.12)      (3.09)

Net asset value, end of period    $ 159.39                   $ 134.59    $ 102.72    $ 102.20    $ 98.92

TOTAL RETURN A                     21.00%                     35.77%      4.66%       6.54%       4.68%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 255,136                  $ 232,768   $ 185,599   $ 189,358   $ 186,886
(000 omitted)

Ratio of expenses to average       .64%                       .63%        .58%        .57%        .58%
net assets

Ratio of expenses to average       .63%                       .63%        .58%        .57%        .58%
net assets after expense          C
reductions

Ratio of net investment income     1.72%                      2.05%       2.50%       2.24%       2.23%
to average net assets

Portfolio turnover rate            0%                         0%          0%          0%          0%


A TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Sales of securities, other than short-term securities, aggregated $21,714,908, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under the Management Contract, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $146,371. For the period, the management fee was equivalent to an annual rate of .54% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting,
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $201 and $7,355, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Fidelity Exchange Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Exchange Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Exchange Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 7, 1997
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Congress Street Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Exchange Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Market Index Fund
Puritan Fund(registered trademark)
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
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 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
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